UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 8, 2006
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                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                  1-9390                 95-2698708
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 (State or other jurisdiction   (Commission File         (I.R.S. Employer
       of incorporation)             Number)           Identification Number)


    9330 BALBOA AVENUE, SAN DIEGO, CA                      92123
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 (Address of principal executive offices)                (Zip Code)


                                 (858) 571-2121
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              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  |  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
             ---------------------------------------------

     On August 8, 2006, Jack in the Box Inc. issued a press release furnished as
Exhibit 99.1, announcing the company's third-quarter results, fourth-quarter guidance, fiscal 2006 forecast update and a pending agreement to franchise its Hawaii market.

     Jack in the Box Inc. will conduct a conference call on August 8, 2006, at 8:00 a.m. PDT to review Jack in the Box Inc. third-quarter results, guidance for the fourth quarter and fiscal 2006, and a pending agreement to franchise its Hawaii market. Investors can hear this conference call live by visiting the Jack in the Box Inc. home page at www.jackinthebox.com. Access the Jack in the Box Inc. home page at least 15 minutes prior to the call in order to download and install any necessary audio software. For a limited time, investors can hear replays of the conference call by visiting www.jackinthebox.com and clicking on the conference call link.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
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             (C) EXHIBITS

The following exhibit is filed as part of this report:

Exhibit
  No.        Description
-------      -----------
99.1         Press Release of Jack in the Box Inc. dated August 8, 2006



                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           JACK IN THE BOX INC.

                                     By:   /s/ JERRY P. REBEL
                                           ------------------
                                           Jerry P. Rebel
                                           Executive Vice President
                                           Chief Financial Officer
                                           (Principal Financial Officer)
                                           (Duly Authorized Signatory)

                                           Date: August 8, 2006